UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

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CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

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Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 16, 2009, Cedar Fair, L.P., a Delaware limited partnership (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Siddur Holdings, Ltd., a New York corporation (“Parent”), Siddur Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), and Cedar Fair Management, Inc., an Ohio corporation and the general partner of the Company (the “General Partner”). Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will be merged with and into the Company, and as a result, the Company will continue as the surviving entity and a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Apollo Global Management.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding unit of limited partnership interest in the Company including limited partnership interests underlying depositary units (collectively, the “LP Units”), other than LP Units (i) owned by Parent, Merger Sub, the Company or any direct or indirect wholly owned subsidiary of the Company or (ii) as to which the treatment is otherwise agreed by Parent and the holder thereof, will be cancelled and converted into the right to receive $11.50 in cash, without interest (the “Merger Consideration”). At the effective time of the Merger, each option or unit-based award issued and outstanding pursuant to the Company’s incentive plans will be cancelled and converted into the right to receive, in the case of options, a cash payment equal to the excess, if any, of $11.50 over the exercise price per LP Unit of such option for each LP Unit that is subject thereto or, in the case of phantom LP Units or performance-based equity awards, a cash payment equal to $11.50 multiplied by the number of LP Units to which such phantom LP Unit or performance-based equity award relates.

The Board of Directors of the Company unanimously approved the Merger Agreement and recommends that the Company’s unitholders adopt the Merger Agreement. The Board of Directors engaged Rothschild Inc. (“Rothschild”) and Guggenheim Partners, LLC (“Guggenheim”) to serve as financial advisors to the Board. On December 16, 2009, Rothschild and Guggenheim each delivered an opinion to the Board of Directors to the effect that, as of the date of the opinion, and subject to the exceptions and matters set forth therein, the Merger Consideration was fair, from a financial point of view, to the holders of the LP Units.

The Merger Agreement contains a provision pursuant to which the Company may solicit alternative acquisition proposals until January 25, 2010 (the “Solicitation Period End Date”). After that date, the Company may continue discussions with any “Excluded Party,” defined as any party that has made a bona fide written acquisition proposal that constitutes or is reasonably likely to result in a superior proposal (as determined by the Board of Directors of the Company in each case) prior to the Solicitation Period End Date.

Except with respect to Excluded Parties, after the Solicitation Period End Date, the Company is prohibited from soliciting third-party acquisition proposals, providing information and/or engaging in discussions with third parties regarding acquisition proposals. This provision is subject to “fiduciary-out” provisions that allow the Company to provide information and participate in discussions with a party that has submitted an unsolicited acquisition proposal that constitutes or is reasonably likely to result in a superior proposal (as determined by the Board of Directors of the Company) and that allow the Board of Directors with respect to superior proposals to change its recommendation and terminate the Merger Agreement if it determines that not taking such action would be inconsistent with its fiduciary duties.

The Merger Agreement contains certain termination rights for both the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, including if the Board of Directors determines in good faith that it has received a superior proposal, and otherwise complies with certain terms of the Merger Agreement, the Company may be required to pay Parent a fee of $19,556,700, unless such termination is to accept a superior proposal prior to the Solicitation End Period Date, in which case the Company must pay Parent a fee of $11,408,100. In addition, under specified circumstances, the Company must pay to Parent up to $6,500,000 of its out-of-pocket expenses relating to the Merger Agreement. In certain other limited circumstances, the Merger Agreement provides for Parent to pay to the Company a fee of $50,000,000 upon termination of the Merger Agreement.

Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the proceeds of which will be used by Parent to pay the aggregate merger consideration and related fees and expenses of the transactions contemplated by the Merger Agreement and to repay certain debt of the Company and its subsidiaries. Consummation of the Merger is not subject to a financing condition, but is subject to (i) a requirement that the Company’s EBITDA (as defined in the Merger Agreement) for the four (4) fiscal quarters ending December 31, 2009 shall not be less than $311,800,000, (ii) a requirement that the Company and its subsidiaries shall not have any outstanding Indebtedness or Funded Debt (each as defined in the Merger Agreement) other than, in each case, under the Company’s current credit agreement and (iii) certain customary conditions to closing, including the approval of the Company’s unitholders, the completion of the marketing period and receipt of certain regulatory approvals. The parties currently expect the transaction to close by the beginning of the second quarter of 2010, subject to the satisfaction of all applicable conditions.

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The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding the terms of the agreement and is not intended to modify or supplement any factual disclosures contained in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to unitholders.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Current Report on Form 8-K (including information included or incorporated by reference herein) may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements as to the Company’s expectations, beliefs and strategies regarding the future. These forward-looking statements may involve risks and uncertainties that are difficult to predict, may be beyond the Company’s control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors could adversely affect the Company’s future financial performance and cause actual results to differ materially from the Company’s expectations, including uncertainties associated with the proposed sale of the Company to an affiliate of Apollo Global Management, the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction, the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions, the ability of the parties to satisfy the conditions to closing of the Merger Agreement to complete the transaction and the risk factors discussed from time to time by the Company in reports filed with the SEC. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company’s Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

This document may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company will file with, or furnish to, the SEC all relevant materials, including a proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to unitholders of the Company. Investors and security holders will be able to obtain the proxy statement (when available) and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s unitholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Cedar Fair, L.P., One Cedar Point Dr., Sandusky, OH 44870, telephone: (419) 627-2233, or from the Company’s website, www.cedarfair.com.

The Company and its directors and executive officers and certain other members of its management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with, or furnished to, the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 16, 2009, by and among Siddur Holdings, Ltd., Siddur Merger Sub, LLC, Cedar Fair Management, Inc. and Cedar Fair, L.P.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., its General Partner

By:	/s/ Richard L. Kinzel
Richard L. Kinzel Chairman, President and Chief Executive Officer

Date: December 16, 2009

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 16, 2009, by and among Siddur Holdings, Ltd., Siddur Merger Sub, LLC, Cedar Fair Management, Inc. and Cedar Fair, L.P.

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